June 8, 2006 Florida East Coast Industries, Inc. Investor Presentation June 2006 Exhibit 99

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Florida East Coast Industries, Inc.
Forward-Looking Statements
This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include the Company's present expectations or beliefs concerning future events. These statements may be identified by the use of words like "plan," "expect," "aim," "believe," "project," "anticipate," "intend," "estimate," "will," "should," "could,"
"may", and other expressions that indicate future events and trends. Such forward-looking statements may include, without limitation, statements concerning future capital needs and sources of such capital funding, statements concerning future intentions with respect to the payment of dividends, execution of a share repurchase program, and other potential capital distributions, ability to reinvest (tax deferred) sales proceeds into qualifying §1031 properties, future growth potential of the Company’s lines of business, performance of the Company’s product offerings, timing and ability to close on the Codina acquisition and related interests and other similar expressions concerning matters that are not historical facts, and projections relating to the Company’s financial results. The Company cautions that such statements are necessarily based on certain assumptions, which are subject to risks and uncertainties that could cause actual results to materially differ from those contained in these forward-looking statements. Important factors that could cause such differences include, but are not limited to, the changing general economic conditions (particularly in the state of Florida, the southeast US and the Caribbean) as they relate to economically sensitive products in freight service and building rental activities; ability to manage through economic recessions or downturns in customers’
business cycles; ability to
pass through fuel surcharges to customers; ability to add capacity to support increase in volume or maintain fluidity to railway; changes in the ability of the Company to complete its financing plans, changes in interest rates, the settlement of future contractual obligations as estimated in time and amount; changes in insurance markets; natural events such as weather conditions, hurricanes, floods, earthquakes and forest fires; discretionary government decisions affecting the use of land and delays resulting from weather conditions and other natural occurrences, like hurricanes, that may affect construction or cause damage to assets; the ability of buyers to terminate contracts to purchase real estate from the
Company prior to the expiration of inspection periods; failure or inability of third parties to fulfill their commitments or to perform their obligations under agreements; failure of one or all parties to meet requirements, terms and conditions for closing; ability to complete transactions within a specified time frame; costs and availability of land and construction materials;
buyers’
inability or unwillingness to close transactions, particularly where buyers only forfeit deposits upon failure to close; likely impact of interim or final orders related to mining activities in South Florida issued by courts or regulatory agencies including the United States District Court and the US Army Corps of Engineers; and other risks inherent in the real estate and other businesses of the Company. Further information on these and other risk factors is included in the Company's filings with the Securities and Exchange Commission, including the Company's most recently filed Forms 10-K and 10-Q. The Company assumes no obligation to update the information contained in this news release, which speaks only as of its date.

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Florida East Coast Industries
Overview
•
Operates through two wholly-owned subsidiaries
• Florida East Coast Railway
(FECR):
regional freight railroad that operates 351
miles of main line track with the most direct route from Jacksonville to Miami
• Flagler Development Company
(Flagler):
Real estate development company
that develops, owns, manages, leases, acquires and sells commercial and industrial properties throughout the state of Florida
•
Founded in 1883 by Henry Flagler.  Flagler bought or acquired large tracts of land in close proximity to the railroad
•
In 2000, FECI completed a tax-free spin-off from St. Joe
Company
•
In April 2006, FECI completed the acquisition of the Codina
Group and related property interests

| 4
Florida East Coast Industries
Fundamental Business Drivers
•
Outstanding results
•
Track directly with Florida economy
• Florida’s economic growth is among the most robust
in the U.S.
•
Advantage is strategic location, which cannot be
replicated today
•
Premier real estate and transportation company serving
the most dynamic markets in Florida
•
Strong platform for growth

| 5
Florida Market Opportunity
Growing at Twice the National Average
• Population
• 4
th
most populous state
• US Census predicts that within the next decade,
Florida will become the 3
rd
most populous state
• 4
th
largest labor force
• 1,000+ people move to Florida each day
• Economy
• 4
th
largest gross state product
• 8
th
largest economy in the western hemisphere
• 15
th
largest economy in the world
• 12% lower labor cost than the national average
• Fastest rate of annual job growth among the ten
most populous states
• Florida unemployment rate at 11/05 was 3.6%,
the lowest rate for Florida since 1976
• “Global Gateway”
• Strategic/economic center of the Americas
• Nearly 50% of all US trade with CAFTA nations
• Business-friendly government
• Tourism
• Top travel destination in the world
• $57 billion (or 20%) of Florida’s economy in
2004
1.7
2.2
0.9
0.8
0.0
0.5
1.0
1.5
2.0
2.5
1998-2002 2003-2010
2.1
2.5
1.0
1.5
0.0
0.5
1.0
1.5
2.0
2.5
3.0
1998-2002 2003-2010
Florida
United States
Population Growth Rate (%)
Employment Growth Rate (%)
Sources: U. S. Census Bureau; Enterprise Florida, Inc.; Florida Department
of Revenue; Florida Department of State; U. S. Department of Labor; and
Florida Trend Magazine

| 6 Florida East Coast Railway

| 7 FECR’s Value Proposition Provide Good Service Demonstrate a passion for asset utilization Spend our capital dollars wisely Control Expenses Do all the above safely

Atlanta
Chicago
New Jersey
EXPRESS SERVICE TO/FROM CHICAGO
HURRICANE TRAIN TO/FROM ATLANTA
NIGHTHAWK TRAIN TO/FROM NEW YORK/NEW JERSEY
Port of Palm Beach
Port of Miami

Florida East Coast
INDUSTRIES

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FECR Physical Plant
• Own / Lease
• 81 diesel electric locomotives
• 6,262 freight cars & 1,412 trailers
• Numerous work equipment and autos for
maintenance and transportation
operations
• Mainline
• 351 miles of mainline track along Florida’s
east coast
• 132-pound per yard continuous welded rail
supported on concrete crossties
• Own / Operates
• 277 miles of branch, switching and other
secondary track
• 158 miles of yard track
FECR’s Hialeah Yard
Miami
New Smyrna Beach
Jacksonville
City Point & Cocoa
Fort Pierce
Ft. Lauderdale /
Port Everglades

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FECR Overview
• Committed to being the premier
transportation solution in Florida
and beyond
• Competitive advantages:
• Scheduled trains and customer
service focused
• Shape of Florida creates imbalanced
lane for flow of goods – providing
cost advantage to rail transportation
• Favorable labor agreements
• Strong focus on safety
• Exclusive rail service provider for
Port of Palm Beach, Port Everglades
and Port of Miami
• Experienced, innovative
management
• Ongoing expense management
Photograph by Robert T. Nordstrom

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166.8
181.1
200.8
237.9
260-270
56.5
67.1
59.9
62.6
67.5
85.5
20.4
24.3
42.1
43.0
47.3
63.7
72-75
15.0
18.8
$0
$50,000
$100,000
$150,000
$200,000
$250,000
$300,000
Operating revenues Operating Profit before Depreciation and Amortization** Operating Profit
FECR Key Financial Data
Lowest operating ratio of any railroad in the US
FECR Historical Financials (in millions)
2006 Q1 vs. 2005 Q1
• Revenues increased 19%
• Operating Profit
increased 26%
• 2006 Q1 Operating Ratio
of 71.9% compared to 73.5%
2006 Outlook
• Revenue growth of 9-14%
• Operating Profit growth of
13-18%
• Capital Expenditures of
$48-$53M
*2006 Outlook excludes any recoveries to be received and any remaining expenses to be incurred during the balance of 2006 due to Hurricane Wilma
**A reconciliation to the most comparable GAAP measure is provided on page 18

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Major Commodity Detail
Railway Segment Revenues
Three months ended 3/31/06
Railway Flow of Goods
Start on FECR
5%
Start & End on
FECR
60%
End on FECR
35%
30%
9%
16%
43%
3%
Aggregate
Vehicles & Equipment
Other
Intermodal
Accessorial

1Q03
2Q03
3Q03
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06

Florida East Coast
INDUSTRIES

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Railway – Increased Aggregate
Volumes and Revenues
• FECR first quarter 2006 aggregate
volume up 9% and revenue up 18%
• Significant increases in State funding for
infrastructure
• Florida is 3
rd
largest producer of
aggregate
• Florida produces 60% of its annual
aggregate needs
• Recent ruling affecting rock mining in
South Florida could impact aggregate
business
Aggregate Revenues 2003-2006(1st Qtr)
$10,500
$13,000
$15,500
$18,000
$20,500
Revenues

1Q03
2Q03
3Q03
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06

Florida East Coast
INDUSTRIES

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Railway – Continued Intermodal Growth
• FECR first quarter 2006 intermodal
volume up 6% and revenue up 21%
• Florida’s shape and growth supports the
value proposition of rail transportation
compared to trucking
• Rail provides a direct, more cost-
effective transportation solution
• Florida is an international hub
• Exclusive access to ports provides
clear competitive advantage
• Customer service focus driving demand
• Scheduled train service
• FECR’s “Valet Service”
• Highway Services maintains 99% on-
time delivery in key distribution
markets
Intermodal  Revenues 2003-2006(1st Qtr)
$10,000
$12,000
$14,000
$16,000
$18,000
$20,000
$22,000
$24,000
$26,000
$28,000
$30,000
Revenues

EMDX 76
© 2005 ElectroMotive

Florida East Coast Industries

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Investing for Future Growth
• Medley Wye & Medley Rock Yard
• Medley Wye  completed in 2005.  Freed up capacity
at Hialeah Yard, allowing unit aggregate trains to
bypass yard
• Medley Rock Yard completed in 1Q06.  Will allow
aggregate car switching to occur outside the
Hialeah yard, improving productivity and efficiency
of rock shipments and freeing up room for future
growth and expansion
• Indian River Siding
• Project to be completed by end of 2006, adding 11
miles of siding to maintain fluidity of the Railway and
support increased volumes
• Four new locomotives
• Delivery expected in late 2006
• Provide additional capacity in the movement of
aggregate and intermodal business
• Improving asset utilization
• Improved monthly turns of hopper cars and trailers
• Opened new Ft. Pierce intermodal facility in 2004 to
handle additional volume and new business
Rinker
White
Rock
Titan
Medley Rock
Yard

| 15
0
10
20
30
40
50
2002 2003 2004 2005 2006 Outlook
$30
$27
$30
$39(1)
$48-$53
Maintenance capital
Productivity & growth capital
*
(1)Productivity and growth capital includes $5.1 of land purchased for future development
*Before the purchase of any strategic land parcels to be used for industrial development
(in millions)
Railway Capital Expenditures
Medley Rock Yard
Miami-Dade

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Florida’s Dynamics are Driving Growth for FECR
•
Florida’s population growth fuels aggregate growth
• Need for new road construction and infrastructure upgrades
• Additional federal and state dollars have been allocated
• Residential and commercial construction
• Recent hurricanes have prompted changes in building code
requirements
•
Florida’s shape and growth drives intermodal growth
• Florida is a consuming state (flow of goods north to south)
• Increased trade with South and Central America
• Increased capacity at ports and airports
• Current state of the trucking industry
• Increasing road congestion
• Changing political and economic climate in Central and South America

June 8, 2006 Real Estate-Flagler/Codina

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Flagler/Codina Value Proposition
“Flagler/Codina’s focus is Florida. We have established a
strong brand. We have attractive land positions and a
critical mass of buildings and tenants. Entitled land, tenant base, an opportunistic and experienced organization, and
access to capital create a speed to market competitive
advantage to execute building development and meet our
customers and partner’s needs.”

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Flagler/Codina Growth Drivers
• Exceptional assets in Florida’s strongest markets – Jacksonville, Orlando and
South Florida
• Combined expertise will allow for management of projects from conception through completion
• Consulting- Zoning and Entitlement
• Development (Land and Building) – major infrastructure and industrial and office space
• Construction and Property Management - over 11 million sq. ft
• Property Management and Leasing - currently over 20 million sq. ft. of space
• Brokerage
• Value creation through
• Entitlement process
• Infrastructure development
• Commercial development and leasing
• Build-to-suits
• 1031 exchanges
• Speed to Market - quality land bank with entitlements in place
• Capital flexibility

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MIAMI
JACKSONVILLE
FT. LAUDERDALE
NORTH FLORIDA
PORTFOLIO:
Flagler Center
Deerwood North
Deerwood South
Gran Park at The Avenues
duPont Center
The Office Centre at
Southpoint
CENTRAL FLORIDA
PORTFOLIO:
SouthPark Center
Lakeland Central Park
Lakeland Distribution Center
SOUTH FLORIDA
PORTFOLIO:
Flagler Plaza
Sunrise Corporate Plaza I
Flagler Station Business Park
Doral Concourse
Beacon Commons
Gables Office Building
Flagler/Codina has Exceptional Assets
in Florida’s Strongest Markets
100% Owned*
Building Portfolio
64 office and industrial buildings (95%
occupied)
9 buildings in lease-up and construction
phases
Land Portfolio
Approx. 3,137 Unentitled Acres
(excl. FECR land)
Entitlements
678 Acres / 10.1 million sq. ft.
*Does not include property held in JV’s
4,757,752 667,134 4,090,618 Miami/Doral/Sunrise
2,947,882 489,688 2,458,194 Jacksonville
975,215 136,414 838,801 Orlando
8,680,849 1,293,236 7,387,613 Total(s)
Total
Under
Development
Existing
Building Portfolio
(3/31/06)
CENTRAL FLORIDA

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Codina Group
•
Closed acquisition April 27, 2006
•
Creates an outstanding development landbank in
Florida amid a shrinking supply of available land
•
Codina Group is a well-established and industry-
leading operating company
•
Interests in real estate ventures with key partners
and proven track records
•
Armando Codina joined FECI as President and CEO
of Flagler Development and Codina Group and will
join FECI’s Board of Directors
•
County Commission voted to include Beacon
Countyline in the Urban Development Boundary

| 22
$14.4
$13.3
$61.0
$38.8
$40.1
$44.8
$55.8
2002 2003 2004 2005 Q1 2006 Q12005 2006 Outlook (4)
$23.5
$20.6
$97.0
$59.7
$63.6
$69.6
$87.4
2002 2003 2004 2005 Q1 2006 Q1 2005 2006 Outlook (4)
Flagler Development Company
Key Financial Data
Capital Expenditures
(in millions)
Overall Occupancy (%)
Rental and Services Revenue
2006
expected
in range
of $92
to $97
million
2006
expected
in range
of $80
to $90
million
$90.0
$132.7
$80.0
$75.0
$27.0
2002 2003 2004 2005 (2) 2006 Outlook (4)
88
86
89
94
95
84
87
91
95
83
87
94
95
84
88
95 95
2002 2003 2004 2005 2006
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
Rental Properties Operating Profit
before D&A
(3)
2006
expected
in range
of $58
to $61
million
(1)
(1)
All data on this page reflects continuing operations.
(2)
Includes $74 million for acquisitions of land and/or finished buildings.
(3)
A reconciliation to the most comparable GAAP measure is provided on page 35
(4)
2006 Outlook excludes any impact related to Hurricane Wilma, Codina and land acquisitions.
Functionally
Full

| 23
Flagler/Codina Assets in South Florida
Miami Central Business District: 8 acres in
downtown Miami
Flagler Plaza: 41 acres, with 800,000 sq. ft. of
entitlements, in Sunrise
Sunrise Corporate Plaza: I, 107,000 sq. ft. office building
in Sunrise
Flagler Station:  34 buildings (3.9m sq. ft.), entitlements
for an additional 2.7m sq. ft.
Office building at Flagler Station:
currently 52% pre-leased
Doral Concourse: 240,000 sq. ft. office
building in Doral
Ryder System world headquarters
located at Flagler Station
Industrial building in lease up at
Flagler Station

| 24
Acquired Codina Assets in South Florida
Beacon Countyline
Beacon Commons
Beacon Lakes
Beacon City Center
Burger King Headquarters
Red Road Commons
Gables Office Building
Miami-Dade Properties
Other South Florida
Properties

| 25 Flagler Station 14 Industrial Building in Lease-Up Stage at Flagler Station Ryder Headquarters at Flagler Station

| 26
-450,000
-300,000
-150,000
0
150,000
300,000
450,000
600,000
750,000
900,000
1,050,000
1,200,000
1,350,000
1,500,000
1,650,000
4Q2001 1Q2002 2Q2002 3Q2002 4Q2002 1Q2003 2Q2003 3Q2003 4Q2003 1Q2004 2Q2004 3Q2004 4Q2004 1Q2005 2Q2005 3Q2005 4Q2005 1Q2006
-4.00%
0.00%
4.00%
8.00%
12.00%
16.00%
Net Absorption
Delivered Inventory
Vacancy
South Florida Industrial Market
Historical Overview
• One of the tightest industrial markets in the US; increasing demand and limited land supply
• $4.8 billion renovation and expansion of Miami Airport will increase demand for industrial space
• Inventory levels well below 20-year average
• Vacancy rates are reaching historic lows
• Rental rates have been climbing over the last 5 quarters - trends expected to continue
Source: CoStar Property
®
Rate($):      5.93   5.99  5.92  5.90  5.94  5.93  6.11  6.09  6.03  6.24  6.03  6.46  6.53   6.51  6.67  6.83  6.94  7.12
Medley, Hialeah, Miami Lakes and Miami Airport Industrial Markets: Historical Overview

| 27
-150,000
0
150,000
300,000
450,000
600,000
4Q2001 1Q2002 2Q2002 3Q2002 4Q2002 1Q2003 2Q2003 3Q2003 4Q2003 1Q2004 2Q2004 3Q2004 4Q2004 1Q2005 2Q2005 3Q2005 4Q2005 1Q2006
-4.00%
0.00%
4.00%
8.00%
12.00%
16.00%
Net Absorption
Delivered Inventory
Vacancy
South Florida Office Market
Historical Overview
• Office-based employment continuing to rise in South Florida
• Inventory additions over the last several years have been minimal
• Vacancy rates trending down
• Average rents have remained stable over the past 3 years, but higher rates are occurring in some markets
Source: CoStar Property
®
Rate($):
21.09 21.51 21.55 21.59 21.63 21.55 21.59 20.94 20.77 21.04 21.12 20.93 20.85 21.19 21.77 22.02 22.16 22.43
Miami Lakes and Miami Airport Office Markets: Historical Overview

| 28
Flagler/Codina Assets in Central Florida
Lakeland Central Park: future site of a
5m sq. ft. industrial park, currently
obtaining entitlements
SouthPark Center Bldg 1100: a 137,000 sq. ft office
building occupied by Starwood Vacation Ownership
SouthPark Center Bldg 1200:  a 136,000 sq. ft. building
currently in the lease up stage
SouthPark Center, 7 buildings (1m sq. ft.): entitlements for an additional 1.7m sq. ft.
SouthPark Center Bldg 600:  131,607 sq. ft. office/warehouse building

DOWNTOWN ORLANDO
SAND LAKE ROAD
600
300
400
500
FLORIDA TURNPIKE
200
100
AGERE SYSTEMS
1000
1200
1100
SOUTHPARK CENTER
JOHN YOUNG PARKWAY

Florida East Coast INDUSTRIES

| 29 Central Florida-SouthPark Center 12 Office Building in Lease Up at SouthPark

| 30
Flagler/Codina Assets in North Florida
A 151,000 sq. ft. warehouse at Flagler Center, currently in
lease up stage
Flagler Center:  9 buildings (1m sq. ft.), entitlements for
additional 2.9m sq. ft.
Gran Park at The Avenues: 7 buildings (570,000 sq. ft.)
duPont Center:  two 80,000 sq. ft. office buildings and
entitlements for an additional 500,000 sq. ft.
Deerwood North and South:  8 building (771,000 sq. ft.)
park in Jacksonville
The Office Centre at Southpoint:  60,000 sq. ft. office
building
Lakeside Two:  a 112,000 sq. ft. office building at Flagler
Center, currently in the lease up stage

95
Citicorp Credit Services, Inc.
Citicards Way
Egrets Nest Drive
Gran Bay Parkway
Durbin Blvd
St. Augustine Road
400
300
500
700
600
GM
200
100
Lakeside Two
Lakeside One
Retail
Baptist Hospital
95
St. Augustine Road
1
I-95 / St. Augustine Road Interchange

Florida East Coast INDUSTRIES

| 31 North Florida - Flagler Center in Jacksonville Citicorp Credit Services Lakeside Two, a new 2004 112,000 sq. ft. office building Baptist Hospital

| 32
Combined Flagler/Codina Development Potential
Opportunities for Future Growth
1,429
1,429
Codina  Group
Existing &
Future
Development
(Joint Venture)³
Total
Miami/Doral/
Sunrise
Orlando/
Lakeland
Jacksonville
Market
(sq ft. in
thousands)
8,635
4,713
975
2,947
Flagler Existing
and Under
Development¹
17,989
4,968
8,802
4,219
Flagler Planned
Future
Development²
5,775
5,775
Codina  Group
Existing & Future
Development
(100% owned)
33,828
16,885
9,777
7,166
Total
Combined
Industrial, Office and Retail space
1.  Includes buildings in lease-up and construction phases.
2.  Based on existing entitlements/zoning or currently in process of obtaining vested entitlements
3.  Square footage adjusted to reflect percentage of ownership interest in joint ventures

| 33
Florida’s Dynamics are Driving Growth for
Flagler/Codina
•
Overall Florida economy is the fastest-growing among the 10 largest states
• Leading the US in job creation – added over 250,000 jobs in 2005
•
Population growth is driving demand for infrastructure
• Office/retail development follow new residents – population growth in the markets we operate is robust
• Immigration remains strong
•
Developable land in Florida is becoming increasingly scarce
• Strong land bank for long-term growth
•
Corporations increasingly moving to Florida as a result of its business-friendly environment
•
International trade hub – increased possibilities with CAFTA
• Corporations establish Latin America headquarter here

| 34
Investment Proposition
• Strategic position in Florida provides strong competitive advantages for FECI
• Population growth driving demand for infrastructure, increased flow of goods and economic development activities
• Diverse set of assets cannot be duplicated today
• FECR services the entire east coast of Florida, with exclusive access to major ports
• Increasingly valuable land holdings in the most dynamic markets of Florida
• Well-run and established businesses
• FECR has the 2
nd
best operating ratio of all publicly-traded railroads in North
America
• Portfolio of stabilized office and industrial buildings with 95% occupancy
• Robust development pipeline and strategically situated landbank
• Strong operations and balance sheet provide ample resources to fund growth
• Reinvesting capital into value-creating assets and growth opportunities

| 35
Reconciliation of Non-GAAP
to GAAP Measures
$13.6
6.1
7.2
$20.4
5.4
$15.0
Q105
$14.4
7.2
7.2
$24.3
5.5
$18.8
Q106
$85.5 $67.5 $62.6 $59.9
Railway Segment’s
operating profit before
depreciation
$58-$61 $55.8 $44.8 $40.1 $38.8
Rental properties’
operating profit before
D&A expense
31 28.2 $23.1 22.3 20.6
Rental properties’
D&A
expenses
$27-30 $27.6 $21.7 $17.8 $18.2
Flagler’s rental
properties’
operating
profit
$72-75
2006
21.8
$63.7
2005
Railway Segment’s –
depreciation expense
Railway Segment’s
operating profit
(in millions)
17.7
$42.2
2002
19.6
$43.0
2003
20.2
$47.3
2004